================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - AUGUST 17, 2004

                                  ------------

                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)



           BERMUDA                       001-31341               98-0416483
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
Incorporation or Organization)                               Identification No.)


        THE BELVEDERE BUILDING
           69 PITTS BAY ROAD                                   HM 08
           PEMBROKE, BERMUDA                                 (Zip Code)
(Address of principal executive offices)



                                 (441) 295-7195
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)

================================================================================

Item 7. Financial Statements and Exhibits.

 (c)  Exhibits.

      Exhibit 99.1  Revised Financial Supplement

Item 12. Results of Operations and Financial Condition.

         On August 4, 2004 Platinum Underwriters Holdings, Ltd. (the "Company") issued a press release reporting its financial results as of and for the three and six-month periods ended June 30, 2004. A copy of the press release and a financial supplement were included as exhibits to the Company's Current Report on Form 8-K, which was furnished to the Securities and Exchange Commission on August 5, 2004. On August 17, 2004, the Company reclassified premiums in certain sub-lines of business within each of its operating segments for the three and six-month periods ended June 30, 2003 and June 30, 2004 included on pages 16, 17 and 18 of the financial supplement. A copy of the financial supplement, as revised, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information hereunder is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PLATINUM UNDERWRITERS
                                     HOLDINGS, LTD.


                                     By: /s/ Gregory E.A. Morrison
                                         --------------------------
                                         Gregory E.A. Morrison
                                         President and Chief Executive Officer


Date:  August 17, 2004

                                  Exhibit Index

Exhibit Number        Description
--------------        -----------
99.1                  Revised Financial Supplement